UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  January 20, 2004
                                            ----------------

                             BTU INTERNATIONAL, INC.
                             -----------------------
             (Exact name of registrant as specified in its chapter)


        DELAWARE                       0-17297               04-2781248
----------------------------        ----------               ------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation                    File Number)             Identification No.)

23 ESQUIRE ROAD, N. BILLERICA, MASSACHUSETTS                  01862
--------------------------------------------                  ------
 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (978) 667-4111
                                                   --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)



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 ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.


(C) The following exhibits are being furnished herewith:.

99.1 News release, dated January 14, 2004, of BTU International, Inc.








ITEM 12. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

On January 14, 2004, BTU International Inc. issued a news release to affirm its fourth quarter guidance. The release is furnished as Exhibit
99.1 hereto. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BTU INTERNATIONAL, INC.
                                        -----------------------
                                               (Registrant)

Date :   January 20, 2004           By: /s/ Thomas P. Kealy
                                        -------------------
                                    Thomas P. Kealy
                                    Vice President, Corporate Controller and
                                    Chief Accounting Officer (principal
                                    financial and accounting officer)

                                    EXHIBIT INDEX
                                    -------------





EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
------            ----------------------

99.1              News release, dated January 14,2004 of BTU International, Inc.